Exhibit 21.01
ORACLE CORPORATION
Subsidiaries of the Registrant

Domestic Subsidiaries	Place of Incorporation

CrossLogix, Inc.	California
Enosys Software, Inc.	California
Oracle Credit Corporation	California
Oracle International Corporation	California
Oracle International Technology Corporation	California
Upshot Corporation	California
Oracle USA, Inc.	Colorado
MOHR Development, Inc.	Connecticut
Alyson Acquisition Corporation	Delaware
Agile Software Corporation	Delaware
Appeal Virtual Machines, Inc.	Delaware
Appleone Acquisition Corporation	Delaware
BEA Crossgain, Inc.	Delaware
BEA Government Systems, Inc.	Delaware
BEA Systems Holding B, Inc.	Delaware
BEA Systems, Inc.	Delaware
BEA WebXpress, LLC	Delaware
Business OnLine, Inc.	Delaware
ECTone, Inc.	Delaware
EntitleNet, Inc.	Delaware
Ether Acquisition Corporation	Delaware
Flashline, Inc.	Delaware
Fuego, Inc.	Delaware
Healthcare Acquisition I Corporation	Delaware
Hyperion Solutions Corporation	Delaware
Hyperion Solutions Holdings LLC	Delaware
InterActive WorkPlace, Inc.	Delaware
Istante Software	Delaware
Jade Acquisition Corporation	Delaware
M7 Corporation	Delaware
Mantas, Inc.	Delaware
MetaSolv, Inc.	Delaware
Numetrix, Inc.	Delaware
OIC Acquisition I Corporation	Delaware
OIC Acquisition II Corporation	Delaware
OIC Acquisition VI Corporation	Delaware
OIC Acquisition VIII Corporation	Delaware
Oracle Acquisition I Corporation	Delaware
Oracle Acquisition II Corporation	Delaware
Oracle Americas Investment 2 LLC	Delaware

Domestic Subsidiaries	Place of Incorporation

Oracle Americas Investment 3 LLC	Delaware
Oracle Americas Investment LLC	Delaware
Oracle Global Holdings, Inc.	Delaware
Oracle Holdings, Inc.	Delaware
Oracle Japan Holding, Inc.	Delaware
Oracle Mauritius Holding Company	Delaware
Oracle OTC Holdings General Partnership	Delaware
Oracle OTC Holdings LLC	Delaware
Oracle Systems Corporation	Delaware
Oracle Taiwan, Inc.	Delaware
Orchestream, Inc.	Delaware
Plumtree Software, Inc.	Delaware
RSIB, Inc.	Delaware
SealedMedia, Inc.	Delaware
Siebel Helpline.com, Inc.	Delaware
Siebel Systems Holdings, LLC	Delaware
Siebel Systems International LLC	Delaware
Siebel Systems International LP	Delaware
Siebel Systems, Inc.	Delaware
Silicongo, Inc.	Delaware
Solarmetric, Inc.	Delaware
SPL WorldGroup Holdings, LLC	Delaware
SPL WorldGroup, Inc.	Delaware
Stellent Colorado Springs, Inc.	Delaware
Strategic Processing Corporation	Delaware
The Theory Center, Inc.	Delaware
Westside.com, Inc.	Delaware
XQRL, Inc.	Delaware
Monaco Acquisition Corporation	Maryland
LODESTAR Corporation	Massachusetts
RogersGrant Acquisition Corp.	Massachusetts
nquire Software, Inc.	Minnesota
Stellent, Inc.	Minnesota
Delphi Asset Management Corporation	Nevada
Reliaty, Inc.	New Hampshire
Nomadic Systems, Inc.	New Jersey
Phaos Technology Corporation	New York
The 20-20 Group, Ltd.	Ohio
Acom Acquisition Corporation	Pennsylvania
Compoze Software, Inc.	Pennsylvania

Domestic Subsidiaries	Place of Incorporation

Prodika, Inc.	Texas
Xeno Development, Inc.	Texas
Trillium Research, Inc.	Wisconsin

International Subsidiaries	Place of Incorporation

BEA Argentina S.A.	Argentina
Oracle Argentina, S.A.	Argentina
A.C.N.# 075-333596 (fka Brio Software Pty. Ltd. )	Australia
BEA Systems Pty Ltd.	Australia
edocs Asia-Pacific Pty Limited	Australia
Eontec Australia Pty Limited	Australia
G-Log Pty Ltd	Australia
Hyperion Solutions Australia Pty Ltd	Australia
J.D. Edwards Australia Pty Ltd	Australia
J.D. Edwards World Solutions Company Pty Ltd	Australia
LODESTAR Solutions Australia Pty Ltd.	Australia
MetaSolv Australia Pty Limited	Australia
Oracle Australia Holdings Pty Ltd	Australia
Oracle Consolidation Australia Pty Ltd	Australia
Oracle Corporation Australia Pty Limited	Australia
Oracle Superannuation Pty Limited	Australia
PeopleSoft Australia Pty Ltd	Australia
Portal Software International Pty Ltd	Australia
Retek Information Systems Pty Ltd	Australia
Sidewinder Asia Pacific Pty Ltd	Australia
Siebel Systems Australia Pty Limited	Australia
SPL (Australia) Pty Ltd	Australia
SPL WorldGroup (Australia) Pty Ltd	Australia
SPL WorldGroup Holdings (Australia) Pty Ltd	Australia
Stellent Asia Pty Ltd	Australia
Vantive Australia Pty Ltd	Australia
Oracle Austria GmbH	Austria
BEA Systems (FSC) Inc.	Barbados
Hyperion Foreign Sales Corporation	Barbados
J.D. Edwards & Company Foreign Sales, Inc.	Barbados
BEA Systems Europe N.V.	Belgium
Oracle Belgium BVBA/SPRL	Belgium
Hyperion Solutions Technologies, LP	Bermuda
Oracle BH d.o.o. Sarajevo	Bosnia & Herzegovina
BEA Systems Limitada	Brazil
Oracle do Brasil Sistemas Limitada	Brazil
PeopleSoft China Holding Corporation	British Virgin Islands
BEA Systems, Ltd.	Canada

International Subsidiaries	Place of Incorporation

Oracle Canada Holdings Inc.	Canada
Oracle Corporation Canada Inc.	Canada
Oracle Numetrix Company	Canada
Star Acquisition ULC	Canada
Steltor Corporation	Canada
Steltor General Partnership	Canada
Steltor Inc.	Canada
WebGain (Nova Scotia) Company	Canada
WebGain Canada Inc.	Canada
BEA CrossGain International	Cayman Islands
BEA International	Cayman Islands
Oracle International Holding Company	Cayman Islands
PeopleSoft C.I. Holdings Ltd.	Cayman Islands
SPL WorldGroup International Ltd.	Cayman Islands
Sistemas Oracle de Chile, S.A.	Chile
Agile Software (Suzhou) Co., Ltd.	China
BEA Systems (China) Co., Ltd.	China
BEA Technology (Beijing) Co., Ltd.	China
Hyperion Solutions (China) Ltd.	China
J.D. Edwards Software (Beijing) Co., Ltd.	China
Oracle (China) Software Systems Co., Ltd.	China
Oracle Research & Development Center, Shenzhen, Ltd.	China
Oracle Research & Development Center, Beijing, Ltd.	China
PeopleSoft (Beijing) Software Co. Ltd.	China
Siebel Systems Software (Shanghai) Co., Ltd.	China
Oracle Colombia Limitada	Colombia
Oracle de Centroamérica, S.A.	Costa Rica
Oracle Croatia d.o.o.	Croatia
Oracle Systems Limited	Cyprus
Oracle Czech s.r.o.	Czech Republic
Oracle Danmark ApS	Denmark
Oracle Ecuador, S.A.	Ecuador
Oracle Egypt Ltd.	Egypt
BEA Systems OY	Finland
Innobase OY	Finland
Oracle Finland OY	Finland
Siebel Systems Suomi OY	Finland
BEA Systems Customer Support (France) S.A.S.	France

International Subsidiaries	Place of Incorporation

BEA Systems S.A.S.	France
Oracle France, S.A.S.	France
Retek Information Systems S.A.	France
BEA Systems Customer Support (Germany) GmbH	Germany
BEA Systems GmbH	Germany
Brio Software GmbH	Germany
G-Log GmbH	Germany
Oracle Deutschland GmbH	Germany
Oracle Hellas, S.A.	Greece
BEA Systems Hong Kong Ltd.	Hong Kong
Hyperion Solutions (Hong Kong) Ltd.	Hong Kong
J.D. Edwards (Hong Kong) Limited	Hong Kong
MetaSolv Hong Kong Ltd.	Hong Kong
Oracle Consulting Asia Limited	Hong Kong
Oracle Hong Kong Holdings Limited	Hong Kong
Oracle Systems Hong Kong Limited	Hong Kong
PeopleSoft Hong Kong Ltd.	Hong Kong
Portal Software (Asia Pacific) Limited	Hong Kong
Siebel Systems Asia Limited	Hong Kong
Siebel Systems Hong Kong Limited	Hong Kong
SPL WorldGroup Hong Kong Limited	Hong Kong
Oracle Hungary Kft.	Hungary
Siebel Systems Hungary Computer Technology	Hungary
Agile Software Enterprise Private Limited	India
BEA Systems India Private Ltd.	India
BEA Systems India Technology Center Private Ltd.	India
ECTone (India) Private Limited	India
Hyperion Solutions India Private Limited	India
i-flex solutions Ltd.	India
J.D. Edwards India Software Pvt. Ltd.	India
Oracle India Private, Ltd.	India
Oracle Solution Services (India) Private Ltd.	India
PeopleSoft India Private Ltd.	India
Portal Information Technology India Private Limited	India
ProfitLogic Software Private Limited	India
Siebel Systems Software (India) Private Limited	India
PT Oracle Indonesia	Indonesia

International Subsidiaries	Place of Incorporation

BEA Systems (Ireland) Limited	Ireland
BEA Systems Ireland Holding Limited	Ireland
BEA Systems Ireland Sales Support & Services Ltd	Ireland
Eontec Limited	Ireland
Eontec R&D Limited	Ireland
Eontec Sales Limited	Ireland
J.D. Edwards Europe Ltd.	Ireland
Netsure Telecom Limited	Ireland
Oracle CAPAC Distributor Partner	Ireland
Oracle CAPAC Elimination Company	Ireland
Oracle CAPAC Holding Company	Ireland
Oracle CAPAC Research Company	Ireland
Oracle CAPAC Research Partner	Ireland
Oracle CAPAC Services Limited	Ireland
Oracle East Central Europe Limited	Ireland
Oracle EMEA Holdings	Ireland
Oracle EMEA Limited	Ireland
Oracle Technology Company	Ireland
PSFT International Limited	Ireland
Siebel Systems EMEA Limited	Ireland
Siebel Systems Ireland Holdings Limited	Ireland
SPL WorldGroup (Ireland) Limited	Ireland
Siebel Systems Isle of Man Limited	Isle of Man
BEA Systems (Israel) Ltd.	Israel
BEA Systems Middle East Ltd.	Israel
Oracle Demantra R&D Center Israel Ltd.	Israel
Oracle Software Systems Israel Limited	Israel
Siebel Systems Israel Software Limited	Israel
SPL WorldGroup 2000 Ltd.	Israel
BEA Systems Italia S.p.A.	Italy
Oracle Italia S.R.L.	Italy
Agile Software K.K.	Japan
BEA Systems Japan Ltd.	Japan
Hyperion K.K.	Japan
Miracle Linux Corporation	Japan
Oracle Corporation Japan	Japan
Oracle Information Systems (Japan) K.K.	Japan
Siebel Systems (Jersey) Limited	Jersey Isles

International Subsidiaries	Place of Incorporation

BEA Systems Korea, Inc.	Korea
J.D. Edwards (Korea), Inc.	Korea
Oracle Korea, Ltd.	Korea
Portal Software Korea Limited Company	Korea
Siebel Systems Korea, Ltd.	Korea
Oracle CAPAC Finance S.a.r.l.	Luxembourg
Oracle Finance S.a.r.l.	Luxembourg
PeopleSoft Luxembourg S.a.r.l.	Luxembourg
SPL Acquisition S.a.r.l.	Luxembourg
SPL WorldGroup (Luxembourg) I S.a.r.l.	Luxembourg
SPL WorldGroup (Luxembourg) II S.a.r.l.	Luxembourg
G-Log Sdn. Bhd.	Malaysia
Oracle Corporation Malaysia Holdings Sdn. Bhd.	Malaysia
Oracle Corporation Malaysia Sdn. Bhd.	Malaysia
Oracle MSC Sdn. Bhd.	Malaysia
PeopleSoft Worldwide (M ) Sdn. Bhd.	Malaysia
Siebel Systems Malaysia Sdn. Bhd.	Malaysia
Oracle Global (Mauritius) Ltd.	Mauritius
BEA Systems S.A. de C.V.	Mexico
Oracle de Mexico, S.A. de C.V.	Mexico
BEA Systems Distribution B.V.	Netherlands
BEA Systems Holland B.V.	Netherlands
BEA Systems Netherlands B.V.	Netherlands
edocs Europe Netherlands B.V.	Netherlands
Eontec B.V.	Netherlands
G-Log B.V.	Netherlands
Oracle Corporation UK Finance B.V.	Netherlands
Oracle Distribution B.V.	Netherlands
Oracle East Central Europe Services B.V.	Netherlands
Oracle Licensing B.V.	Netherlands
Oracle Nederland B.V.	Netherlands
Oracle Scheduler B.V.	Netherlands
PeopleSoft International B.V.	Netherlands
Plumtree Software B.V.	Netherlands
Plumtree Software Holding Company B.V.	Netherlands
SPL WorldGroup B.V.	Netherlands
Stellent Holding B.V.	Netherlands
Tinoway Nederland B.V.	Netherlands

International Subsidiaries	Place of Incorporation

Oracle Holding Antilles N.V.	Netherlands Antilles
Oracle New Zealand Holdings, Ltd.	New Zealand
Oracle New Zealand, Ltd.	New Zealand
SPL WorldGroup (NZ) Ltd.	New Zealand
Oracle Software (Nigeria) Limited	Nigeria
Oracle Norge AS	Norway
Siebel Systems Norge AS	Norway
Star Acquisition ULC	Nova Scotia
Oracle Systems Pakistan (Private) Limited	Pakistan
Sistemas Oracle del Peru, S.A.	Peru
Oracle (Philippines) Corporation	Philippines
SPL WorldGroup (Philippines), Inc.	Philippines
BEA Systems Poland Sp.z.o.o.	Poland
Oracle Polska, Sp.z.o.o.	Poland
PeopleSoft Poland Sp.z.o.o.	Poland
Oracle Portugal — Sistemas de Informacao Lda.	Portugal
Siebel Systems Portugal Soluções de Informação, Lda.	Portugal
Oracle Caribbean, Inc.	Puerto Rico
Oracle EMEA Support Renewals S.a.r.l.	Romania
Oracle Romania SRL	Romania
Saudi Oracle Limited	Saudi Arabia
Oracle Serbia & Montenegro Ltd., Belgrade	Serbia
BEA Systems Singapore Pte. Ltd.	Singapore
Eontec Singapore Pte. Ltd.	Singapore
G-Log Pte. Ltd.	Singapore
Hyperion Software Pty. Ltd.	Singapore
Hyperion Solutions Asia Pty. Ltd.	Singapore
i-flex solutions Pty. Ltd.	Singapore
J.D. Edwards (Asia Pacific) Pte. Ltd.	Singapore
Oracle Corporation (Singapore) Holdings Pte. Ltd.	Singapore
Oracle Corporation Singapore Pte. Ltd.	Singapore
Oracle Singapore Holdings Pte. Ltd.	Singapore
PeopleSoft Asia Pte. Ltd.	Singapore
Plumtree Software Singapore Pte. Ltd.	Singapore
Siebel Systems Singapore Pte. Ltd.	Singapore
SPL Pte. Ltd.	Singapore
Stellent Singapore Ptd. Ltd.	Singapore
Vantive Singapore Pte. Ltd.	Singapore

International Subsidiaries	Place of Incorporation

Oracle Slovensko spol. s.r.o.	Slovakia
Oracle Software d.o.o. Ljubljana	Slovenia
Cordaptix Services (Pty) Limited	South Africa
Hyperion Solutions SA Pty. Ltd.	South Africa
Oracle Corporation (South Africa)(Pty) Limited	South Africa
Oracle Empowerment (South Africa) (Pty) Ltd.	South Africa
PeopleSoft Africa (Pty.) Limited	South Africa
PeopleSoft South Africa (Pty.) Limited	South Africa
Siebel Systems South Africa (Proprietary) Limited	South Africa
BEA Systems Spain S.A.	Spain
Oracle Iberica, S.R.L.	Spain
Stellent Iberica S.L.	Spain
BEA Systems AB	Sweden
BEA Systems Stockholm Engineering AB	Sweden
BEA Systems Sweden Telecom AB	Sweden
Hotsip AB	Sweden
INCOMIT Option AB	Sweden
Oracle Svenska AB	Sweden
Portal Software Sweden AB	Sweden
Saida AB	Sweden
BEA Systems (Switzerland) Ltd.	Switzerland
Oracle AG	Switzerland
Oracle Software (Switzerland) LLC	Switzerland
Plumtree Software GmbH	Switzerland
PSFT Schweiz GmbH	Switzerland
Agile Software Limited (Taiwan)	Taiwan
J.D. Edwards (Taiwan) Pte. Ltd.	Taiwan
PeopleSoft Taiwan Ltd. Co.	Taiwan
BEA Systems (Thailand) Limited	Thailand
Oracle Corporation (Thailand) Company Limited	Thailand
Oracle Bilgisayar Sistemleri Limited Sirketi	Turkey
Siebel Systems Yazilim Hizmetleri Limited Sirketi	Turkey
PeopleSoft Middle East FZ-LLC	United Arab Emirates
Siebel Systems Middle East FZ-LLC	United Arab Emirates
Agile Software Limited	United Kingdom

International Subsidiaries	Place of Incorporation

Arbor Software Limited	United Kingdom
BEA Systems Customer Support (United Kingdom) Limited	United Kingdom
BEA Systems Europe, Ltd.	United Kingdom
BEA Systems Ltd.	United Kingdom
Brio Software Ltd.	United Kingdom
Decisioneering (UK) Ltd.	United Kingdom
edocs Europe UK Limited	United Kingdom
Eon Financial Solutions Limited	United Kingdom
G-Log (UK) Limited	United Kingdom
Hyperion Solutions (UK) Limited	United Kingdom
J.D. Edwards (U.K.) Ltd.	United Kingdom
LODESTAR Solutions Limited	United Kingdom
MetaSolv Software (UK) Limited	United Kingdom
Oblix, Limited	United Kingdom
Oracle APSS Trustee Limited	United Kingdom
Oracle Corporation Nominees Limited	United Kingdom
Oracle Corporation UK Holdings Limited	United Kingdom
Oracle Corporation UK Limited	United Kingdom
Oracle Corporation UK Trustee Company Limited	United Kingdom
Oracle EMEA Management	United Kingdom
Peoplesoft UK Limited	United Kingdom
Plumtree Portal Software Limited	United Kingdom
Portal Software (Europe) Limited	United Kingdom
ProfitLogic Europe Limited	United Kingdom
Retek Information Systems Limited	United Kingdom
Sapling Corporation Europe Limited	United Kingdom
Siebel Systems UK Limited	United Kingdom
SleepyCat UK Limited	United Kingdom
SPL WorldGroup (UK) Limited	United Kingdom
Stellent Limited	United Kingdom
Stellent SealedMedia Ltd	United Kingdom
TimesTen Performance Limited	United Kingdom
WebTrak Limited	United Kingdom
Oracle de Venezuela, C.A.	Venezuela
Oracle Vietnam Pty. Ltd.	Vietnam